THE GLENMEDE FUND, INC.
Registration No. 811-5577
FORM N-SAR
Semi-Annual Period Ended April 30, 2009

List of attachments in response to Item 77:
Item Number                                     Attachment

A                                                       Y
B                                                       N
C                                                       N
D                                                       Y
E                                                       N
F                                                       N
G                                                       N
H                                                       N
I                                                       N
J                                                       N
K                                                       N
L                                                       N
M                                                       N
N                                                       N
O                                                       N
P                                                       N
Q1                                                       Y
Q2                                                       N
Q3                                                       N

SUB-ITEM 77D: Policies with respect to security investments

(a)            On December 12, 2008, the Board of Directors approved the following revisions to the investment strategy of the Core Fixed Income Portfolio: Debt obligations of companies or other entities guaranteed by the U.S. Government, its agencies or instrumentalities are considered by the Portfolio to be obligations of the guarantor and are not subject to the 35% investment limitation applicable to corporate debt obligations.

SUB-ITEM 77Q1: Exhibits

(b)
The revisions to the investment strategy of the Core Fixed Income Portfolio are incorporated herein by reference to the Registrant’s Post Effective Amendment No. 46 filed with the Commission on February 27, 2009.

PHTRANS/ 368392. 1